Exhibit 10.47
EXECUTION COPY

SIXTH AMENDMENT TO TERM LOAN AGREEMENT

This Sixth Amendment to Term Loan Agreement (this “Amendment”) is made as of December 15, 2017, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), MIZUHO BANK, LTD. (successor to The Royal Bank of Scotland plc), as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Term Loan Agreement, dated as of October 29, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.AMENDMENTS.

(a)The definition of “Term Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Maturity Date” shall mean January 31, 2023, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).
(b)Article 9 is amended by adding to the end thereof a new Section 9.9 to read as follows:

Section 9.9.    Lender ERISA Matters.  Each Lender represents and warrants as of the date hereof to the Administrative Agent and each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Borrower, that such Lender is not and will not be (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code; (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code that is using “plan assets” of any such plans or accounts to fund or hold Loans or perform its obligations under this Agreement; or (iv) a “governmental plan” within the meaning of ERISA.

(c)Article 11 is amended by adding to the end thereof a new Section 11.21 to read as follows:

Section 11.21    Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Advances owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
3.     WAIVER; ASSIGNMENT. (a) The requirements of Sections 11.4 and 11.11(c) of the Loan Agreement are hereby waived to the extent that such Sections require prior notice or execution and delivery of an assignment agreement to effect an assignment by any Lender that does not agree to extend its Loans as set forth in this Amendment. Accordingly, after giving effect to this Amendment, only those Lenders listed on Schedule A to this Amendment shall have any Loans or be considered Lenders under the Loan Agreement, in such amounts as set forth on Schedule A. The execution of this Amendment is evidence of the consent of the Borrower and the Administrative Agent to assignment of the Assignor’s Loans to the Assignees, as required pursuant to Section 11.4(b)(iii) of the Loan Agreement.

(b)    Each Lender whose Loans are reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns, at par, to each Lender whose Loans are increased (or created) by giving effect to this Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit F to the Loan Agreement and shall comply with Section 11.4(b) of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 11.4(b)(i) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 11.4(b)(iv) of the Loan Agreement or (z) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex 1 to Exhibit F to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex 1 to Exhibit F to the Loan Agreement, without representation or warranty by any Assignor.
(c)    “Assigned Interest” means (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Loans of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.

(d)    On the Amendment Effective Date, subject to the terms and conditions set forth herein, (x) each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (b) above shall pay the purchase price for such Assigned Interests (equal to the principal amount of the assigned Loans subject to such Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time), (y) the Borrower shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the Amendment Effective Date for the account of each Assignor in respect of such Assignor’s Assigned Interests (including such amount, if any, as would be payable pursuant to Section 2.9 of the Loan Agreement if the outstanding Loans of such Assignor were prepaid in their entirety on the date of consummation of the assignment of the Assigned Interests) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (z) the Administrative Agent shall pay to each of the Assignors, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) above, the purchase price for the Assigned Interests assigned by such Assignor pursuant hereto and all unpaid interest and fees and other amounts accrued for the account of each Assignor to but excluding the Amendment Effective Date by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m. (New York City time) on the Amendment Effective Date.
4.    BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

5.    EFFECTIVENESS. This Amendment shall become effective upon (a) the Administrative Agent receiving this Amendment duly executed by the Borrower and all of the Lenders and (b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

6.    NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

7.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

8.    GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

9.    MISCELLANEOUS.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION
	By:	/s/ Thomas A. Bartlett
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to Term Loan Agreement]

LENDERS	MIZUHO BANK, LTD., as Administrative Agent
	By:	/s/ Daniel Guevara
	Name:	Daniel Guevara
	Title:	Authorized Signatory

MIZUHO BANK (USA), as a Lender
	By:	/s/ Daniel Guevara
	Name:	Daniel Guevara
	Title:	Director

TD Bank, N.A., as a Lender
	By:	/s/ Shivani Agarwal
	Name:	Shivani Agarwal
	Title:	Senior Vice President

Bank of America, N.A., as a Lender
	By:	/s/ Laura L. Olson
	Name:	Laura L. Olson
	Title:	Vice President

Barclays Bank PLC, as a Lender
	By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Director

CITIBANK, N.A., as a Lender
	By:	/s/ Susan Olsen
	Name:	Susan Olsen
	Title:	Vice President

JPMorgan Chase Bank, N.A., as a Lender
	By:	/s/ Peter Thauer
	Name:	Peter Thauer
	Title:	Managing Director

[Signature Page to Sixth Amendment to Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Alexander Oliver
Name:	Alexander Oliver
Title:	Authorized Signatory

Citi National Bank, as a Lender
By:	/s/ Jeanine Smith
Name:	Jeanine Smith
Title:	Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender
By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	Director

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender
By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

The Bank of Nova Scotia, as a Lender
By:	/s/ Laura Gimena
Name:	Laura Gimena
Title:	Director

[Signature Page to Sixth Amendment to Term Loan Agreement]

Banco Santander, S.A., New York Branch
as a Lender
By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director
Banco Santander, S.A., New York Branch

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President
Banco Santander, S.A., New York Branch

Societe Generale, as a Lender
By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

CoBank ACB, as a Lender
By:	/s/ Gary Franke
Name:	Gary Franke
Title:	Managing Director

FIFTH THIRD BANK, as a Lender
By:	/s/ Eric Oberfield
Name:	Eric Oberfield
Title:	Director

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Term Loan Agreement]

HSBC Bank USA N.A., as a Lender
By:	/s/ Robert Devir
Name:	Robert Devir
Title:	Managing Director

Lord Abbett Investment Trust - Lord Abbett Short Duration Income Fund
as a Lender
By:	Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

Lord Abbett Passport Portfolios plc. - Lord Abbett Short Duration Income Fund
as a Lender
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

Lord Abbett Investment Trust - Lord Abbett Inflation Focused Fund
as a Lender
By:	Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

Lord Abbett Global Fund, Inc. - Lord Abbett Emerging Markets Currency Fund
as a Lender
By:	Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

[Signature Page to Sixth Amendment to Term Loan Agreement]

Lord Abbett Short Duration Credit Trust
as a Lender
By:	Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio
as a Lender
By:	Lord Abbett & Co LLC, As Investment Manager
By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

People's United Bank, National Association, as a Lender
By:	/s/ Kathryn Williams
Name:	Kathryn Williams
Title:	Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender
By:	/s/ Shelley He
Name:	Shelley He
Deputy General Manager

FIRST HAWAIIAN BANK, as a Lender
By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Executive Vice President

The Bank of East Asia, Limited, New York Branch, as a Lender
By:	/s/ James Hua
Name:	James Hua
Title:	SVP

[Signature Page to Sixth Amendment to Term Loan Agreement]

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	SVP

Banco de Credito e Inversiones, SA Miami Branch, as a Lender
By:	/s/ Juan Segundo
Name:	Juan Segundo
Title:	Head of Corporate Banking

By:	/s/ Juan Martinez-Lejarza
Name:	Juan Martinez-Lejarza
Title:	Head Treasury & Finance

Bank of Taiwan New York Branch, as a Lender
By:	/s/ Yue-Li Shih
Name:	Yue-Li Shih
Title:	VP & General Manager

Hua Nan Commercial Bank, Los Angeles Branch, as a Lender
By:	/s/ Gary Hsu
Name:	Gary Hsu
Title:	VP & General Manager

BANCO DE SABADELL, S.A., MIAMI BRANCH, as a Lender
By:	/s/ Maurici Lladó
Name:	Maurici Lladó
Title:	Managing Director

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Development Bank of Japan Inc., as an Assignor
By:	/s/ Rui Minowa
Name:	Rui Minowa
Title:	General Manager
Corporate Finance Department Division2

[Signature Page to Sixth Amendment to Term Loan Agreement]

Fuyo General Lease (USA) Inc., as an Assignor
By:	/s/ Yoshihisa Amari
Name:	Yoshihisa Amari
Title:	President & COO

IBERIABANK, Successor by merger to Sabadell United Bank
By:	/s/ Julia Young Sudduth
Name:	Julia Young Sudduth
Title:	Executive Vice President

Santander Bank, N.A. as an Assignor
By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Assignor
By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Term Loan Agreement]

SCHEDULE A
LOAN AMOUNTS

Entity	Term Loan Amounts
Mizuho Bank (USA)	$41,000,000
TD Bank, N.A.	41,000,000
Bank of America, N.A.	41,000,000
Barclays Bank PLC	41,000,000
Citibank, N.A.	41,000,000
JPMorgan Chase Bank, N.A.	41,000,000
Royal Bank of Canada	16,000,000
City National Bank	25,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	24,600,000
Morgan Stanley Bank, N.A.	16,400,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	21,000,000
The Bank of Nova Scotia	21,000,000
Banco Santander, S.A., New York Branch	21,000,000
Societe Generale	21,000,000
Sumitomo Mitsui Banking Corporation	21,000,000
CoBank ACB	213,000,000
Fifth Third Bank	19,000,000
Goldman Sachs Bank USA	19,000,000
HSBC Bank USA, National Association	19,000,000
Lord Abbett Investment Trust- Short Duration Income Fund	63,644,000
Lord Abbett Passport Portfolios Plc - Short Duration Income Fund	2,552,000
Lord Abbett Investment Trust - Inflation Focused Fund	2,391,000
Lord Abbett Global Fund - Emerging Market Currency Fund	500,000
Lord Abbett Short Duration Credit Trust	306,500
Lord Abbett Series Fund, Inc.-Short Duration Income Portfolio	106,500
People's United Bank, National Association	45,000,000
Bank of Communications Co., Ltd., New York Branch	40,000,000
First Hawaiian Bank	35,000,000
The Bank of East Asia, Limited, New York Branch	35,000,000

Banco de Crédito e Inversiones, SA, Miami Branch	25,000,000
Bank of Taiwan, New York Branch	20,000,000
Hua Nan Commercial Bank, Ltd., Los Angeles Branch	15,000,000
Banco Sabadell, S.A., Miami Branch	12,500,000
Total	$1,000,000,000